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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                                   Form 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported):
                              February 24, 1994


                          Commission File No. 1-4087


                           Ply Gem Industries, Inc.
            -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


        Delaware                   1-4087                   11-1727150
     ---------------        ---------------------      --------------------
     (State or other        (Commission file No.)       (IRS Employer
     jurisdiction of                                    Identification No.)
     incorporation)



                 777 Third Avenue, New York, New York  10017
                 -------------------------------------------
                   (Address of Principal Executive Offices)



     Registrant's Telephone Number, including area code:  (212) 832-1550
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Item 1 - 4.   Not Applicable.


Item 5.   Other Events

          On February 24, 1994 the Registrant entered into a Credit
Agreement with a group of Banks and National Westminster Bank U.S.A., as agent, with respect thereto for credits aggregating $200 Million.


Item 6.   Not Applicable


Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

          (c)     Exhibits

                  10.1 Credit Agreement dated as of February 24, 1994 among Ply Gem Industries, Inc., a group of Banks, more particularly set forth in the Credit Agreement, and National Westminster Bank U.S.A., as agent.


Item 8.   Not Applicable
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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:    March 9, 1994

                                               PLY GEM INDUSTRIES, INC.



                                          By:     /s/ Stanford Zeisel
                                              -------------------------------
                                                        Secretary

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                                EXHIBIT INDEX



EXHIBIT
NUMBER                           DESCRIPTION
- -------                          -----------

 10.1 Credit Agreement dated as of February 24, 1994 among Ply Gem Industries, Inc., a group of Banks, more particularly set forth in the Credit Agreement, and National Westminster Bank U.S.A., as agent.